UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2008
WILLIAMS COAL SEAM GAS ROYALTY TRUST
(Exact name of Registrant as specified in its charter)

Delaware	001-11608	75-6437433
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Trust Division		75202
Royalty Trust Group		(Zip Code)
Bank of America, N.A.
901 Main Street, 17th Floor
Dallas, Texas
(Address of principal executive offices)
Registrant’s Telephone Number, including area code: (214) 209-2400
                     Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations And Financial Condition.
          On February 4, 2008, the Registrant issued a press release announcing its quarterly cash distribution to unitholders of record on February 14, 2008. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
          This Report on Form 8-K is being furnished pursuant to Item 2.02, Results of Operations and Financial Condition. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
          (c) Exhibits
99.1 Press Release dated February 4, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Williams Coal Seam Gas Royalty Trust
By:	Bank of America, N.A., Trustee
	By:	/s/ RON E. HOOPER
Ron E. Hooper
Senior Vice President and Administrator

Date: February 6, 2008

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated February 4, 2008.